-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): September 15, 2004


                     BEAR STEARNS ASSET BACKED FUNDING II INC
                          Whole Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-107577-01                22-3863780
--------------------------------------------------------------------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust 2003-1. This report and exhibit is being filed, pursuant to the terms of agreements dated October 7, 2003.

     On October 7, 2003, Bear Stearns Asset Backed Funding II Inc. entered into an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2003-1 (the "Trust"). Also on October 7, 2003, the Trust entered into
(1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding II Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     Additionally on October 7, 2003 Bear Stearns Asset Backed Funding II Inc. entered into (1) a Receivables Purchase Agreement (the "WALT Receivables Purchase Agreement"), between Whole Auto Loan Trust as seller, and Bear Stearns Asset Backed Funding II Inc., as purchaser, (2) a Receivables Purchase Agreement (the "ALFT 2002-1 Receivables Purchase Agreement"), between Auto Loan Funding Trust 2002-1, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser, (3) a Receivables Purchase Agreement (the "ALFT II Receivables Purchase Agreement"), between Auto Loan Funding Trust II, as seller and Bear
Stearns Asset Backed Funding II Inc., as purchaser and (4) a Receivables Purchase Agreement (the "ALFT IV Receivables Purchase Agreement" together with the WALT Receivables Purchase Agreement, the ALFT 2002-1 Receivables Purchase Agreement, and the ALFT II Receivables Purchase Agreement, the "Receivables Purchase Agreements"), between Auto Loan Funding Trust IV, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser.

    On September 15, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 15, 2004 as Exhibit 99.1.

Whole Auto Loan Trust 2003-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  September 16, 2004              By: /s/ Melissa Wilman
                                        -----------------------------
                                        Melissa Wilman
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2003-1
                        Statement to Certificateholders
                                September 15, 2004


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                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL            BEGINNING                                                                    ENDING
               FACE               PRINCIPAL                                                                    PRINCIPAL
   CLASS       VALUE              BALANCE            PRINCIPAL        INTEREST           TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         758,000,000.00              0.00             0.00              0.00                  0.00                  0.00
A2A        834,000,000.00    560,830,770.42    74,861,948.68        654,302.57         75,516,251.25        485,968,821.74
A2B         20,000,000.00     13,449,179.15     1,795,250.57         41,356.23          1,836,606.80         11,653,928.58
A3A        160,875,000.00    160,875,000.00             0.00        246,675.00            246,675.00        160,875,000.00
A3B        273,250,000.00    273,250,000.00             0.00        453,139.58            453,139.58        273,250,000.00
A3C        160,875,000.00    160,875,000.00             0.00        288,234.38            288,234.38        160,875,000.00
A4         462,605,000.00    462,605,000.00             0.00        994,600.75            994,600.75        462,605,000.00
B           69,520,000.00     63,321,478.09     2,974,503.30        118,200.09          3,092,703.39         60,346,974.79
C           27,805,000.00     25,328,591.23     1,189,801.31         66,065.41          1,255,866.72         24,138,789.92
D           69,520,000.00     60,841,642.71     4,164,304.61        304,208.21          4,468,512.82         56,677,338.10
CERT                 0.00              0.00             0.00      6,166,371.25          6,166,371.25                  0.00
TOTALS   2,836,450,000.00  1,781,376,661.60    84,985,808.47      9,333,153.47         94,318,961.94      1,696,390,853.13
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                              ENDING                  PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL    CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1        96683MAH6         0.00000000      0.00000000    0.00000000       0.00000000          0.00000000     A1         1.100000 %
A2A       96683MAJ2       672.45895734     89.76252839    0.78453546      90.54706385        582.69642894     A2A        1.400000 %
A2B       96683MAQ6       672.45895750     89.76252850    2.06781150      91.83034000        582.69642900     A2B        3.690000 %
A3A       96683MAR4     1,000.00000000      0.00000000    1.53333333       1.53333333      1,000.00000000     A3A        1.840000 %
A3B       96683MAK9     1,000.00000000      0.00000000    1.65833332       1.65833332      1,000.00000000     A3B        1.990000 %
A3C       96683MAS2     1,000.00000000      0.00000000    1.79166670       1.79166670      1,000.00000000     A3C        2.150000 %
A4        96683MAL7     1,000.00000000      0.00000000    2.15000000       2.15000000      1,000.00000000     A4         2.580000 %
B         96683MAM5       910.83829243     42.78629603    1.70023144      44.48652747        868.05199640     B          2.240000 %
C         96683MAN3       910.93656644     42.79091207    2.37602625      45.16693832        868.14565438     C          3.130000 %
D         96683MAP8       875.16747281     59.90081430    4.37583731      64.27665161        815.26665852     D          6.000000 %
TOTALS                    628.03034131     29.96203299    3.29043469      33.25246768        598.06830832
--------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Xandrea H Powell
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5428
                              Fax: (212) 623-5933
                        Email: xandrea.powell@chase.com
             ------------------------------------------------------



     RECEIVABLES
                             Beginning Receivables Balance                                                          1,906,974,420.90
                             Ending Receivables Balance                                                             1,815,970,034.49
                             Beginning Number of Contracts                                                                   134,196
                             Ending Number of Contracts                                                                      131,002

     COLLECTIONS
                             Interest:
                             Interest Collections                                                                       6,187,891.46
                             Reinvestment Income                                                                           86,081.35
                             Repurchased Loan Proceeds Related to Interest                                                    817.81
                             Total Interest Collections                                                                 6,274,790.62

                             Principal:
                             Principal Collections                                                                     56,452,952.71
                             Prepayments in Full                                                                       31,417,823.95
                             Repurchased Loan Proceeds Related to Principal                                               274,719.61
                             Total Principal Collections                                                               88,145,496.27

                             Recoveries and Liquidation Proceeds                                                        1,519,603.31

                             Total Collections                                                                         95,939,890.20

                             Principal Losses for Collection Period                                                     2,858,890.14

     DISTRIBUTIONS
     Fees:
                             Receivable Servicers                                                                       1,589,145.35
                             Data Administration and Reporting Fees:                                                       31,782.91
                             Other Fees:                                                                                        0.00
                             Total Fees:                                                                                1,620,928.26

     Interest Distribution Amounts
                             Interest Due - Class A-1                                                                           0.00
                             Interest Paid - Class A-1                                                                          0.00
                             Shortfall - Class A-1                                                                              0.00
                             Carryover Shortfall - Class A-1                                                                    0.00
                             Change in Carryover Shortfall - Class A-1                                                          0.00

                             Interest Due - Class A-2a                                                                    654,302.57
                             Interest Paid - Class A-2a                                                                   654,302.57
                             Shortfall - Class A-2a                                                                             0.00
                             Carryover Shortfall - Class A-2a                                                                   0.00
                             Change in Carryover Shortfall - Class A-2a                                                         0.00

                             Interest Due - Class A-2b                                                                     41,356.23
                             Interest Paid - Class A-2b                                                                    41,356.23
                             Shortfall - Class A-2b                                                                             0.00
                             Carryover Shortfall - Class A-2b                                                                   0.00
                             Change in Carryover Shortfall - Class A-2b                                                         0.00


                             Interest Due - Class A-3a                                                                    246,675.00
                             Interest Paid - Class A-3a                                                                   246,675.00
                             Shortfall - Class A-3a                                                                             0.00
                             Carryover Shortfall - Class A-3a                                                                   0.00
                             Change in Carryover Shortfall - Class A-3a                                                         0.00

                             Interest Due - Class A-3b                                                                    453,139.58
                             Interest Paid - Class A-3b                                                                   453,139.58
                             Shortfall - Class A-3b                                                                             0.00
                             Carryover Shortfall - Class A-3b                                                                   0.00
                             Change in Carryover Shortfall - Class A-3b                                                         0.00

                             Interest Due - Class A-3c                                                                    288,234.38
                             Interest Paid - Class A-3c                                                                   288,234.38
                             Shortfall - Class A-3c                                                                             0.00
                             Carryover Shortfall - Class A-3c                                                                   0.00
                             Change in Carryover Shortfall - Class A-3c                                                         0.00

                             Interest Due - Class A-4                                                                     994,600.75
                             Interest Paid - Class A-4                                                                    994,600.75
                             Shortfall - Class A-4                                                                              0.00
                             Carryover Shortfall - Class A-4                                                                    0.00
                             Change in Carryover Shortfall - Class A-4                                                          0.00

                             Interest Due - Class B                                                                       118,200.09
                             Interest Paid - Class B                                                                      118,200.09
                             Shortfall - Class B                                                                                0.00
                             Carryover Shortfall - Class B                                                                      0.00
                             Change in Carryover Shortfall - Class B                                                            0.00

                             Interest Due - Class C                                                                        66,065.41
                             Interest Paid - Class C                                                                       66,065.41
                             Shortfall - Class C                                                                                0.00
                             Carryover Shortfall - Class C                                                                      0.00
                             Change in Carryover Shortfall - Class C                                                            0.00

                             Interest Due - Class D                                                                       304,208.21
                             Interest Paid - Class D                                                                      304,208.21
                             Shortfall - Class D                                                                                0.00
                             Carryover Shortfall - Class D                                                                      0.00
                             Change in Carryover Shortfall - Class D                                                            0.00

                             Interest Due - Total                                                                       3,166,782.22
                             Interest Paid - Total (Includes Certificates)                                              9,333,153.47
                             Shortfall - Total                                                                                  0.00
                             Carryover Shortfall - Total                                                                        0.00
                             Change in Carryover Shortfall - Total                                                              0.00

     Principal Allocations
                             First Allocation of Principal                                                                      0.00
                             Second Allocation of Principal                                                                     0.00
                             Third Allocation of Principal                                                                      0.00
                             Regular Principal Allocation                                                              84,985,808.47
                             Total Principal Allocations                                                               84,985,808.47

     Principal Distribution Amounts
                             Principal Distribution - Class A-1                                                                 0.00
                             Principal Distribution - Class A-2a                                                       74,861,948.68
                             Principal Distribution - Class A-2b                                                        1,795,250.57
                             Principal Distribution - Class A-3a                                                                0.00
                             Principal Distribution - Class A-3b                                                                0.00
                             Principal Distribution - Class A-3c                                                                0.00
                             Principal Distribution - Class A-4                                                                 0.00
                             Principal Distribution - Class B                                                           2,974,503.30
                             Principal Distribution - Class C                                                           1,189,801.31
                             Principal Distribution - Class D                                                           4,164,304.61

                             Certificate Distribution                                                                   6,166,371.25

     Total Distribution                                                                                                95,939,890.20

     PORTFOLIO INFORMATION
                             Weighted Average Coupon                                                                          3.87 %
                             Weighted Average Original Term (months)                                                           59.33
                             Weighted Average Remaining Term                                                                   38.22
                             Weighted Average Age (months)                                                                     22.45
                             Remaining Number of Receivables                                                                 131,002
                             Portfolio Receivable Balance (end of period)                                           1,815,970,034.49
                                                   Discount Receivables                                             1,239,640,704.56
                                                   Non-Discount Receivables                                           484,558,575.18
                             Adjusted Portfolio Receivable Balance (end of period)                                  1,724,199,279.74

     OVERCOLLATERALIZATION INFORMATION
                             Overcollateralization Amount                                                              27,808,426.61
                             Target Level of Overcollateralization                                                     27,808,426.61

     NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                             Total Principal Losses for Collection Period                                               2,858,890.14
                             Recoveries and Liquidation Proceeds                                                        1,519,603.31
                             Net Losses for Collection Period                                                           1,339,286.83
                             Net Loss Rate for Collection Period(annualized)                                                0.8428 %

                             Cumulative Net Losses for all Periods($)                                                  13,536,206.30
                             Cumulative Net Losses for all Periods(% of original portfolio)                                 0.4578 %

                             Delinquent Receivables
                             Number of Contracts
                             31 - 60 Days Delinquent                                                                           1,965
                             61 - 90 Days Delinquent                                                                             276
                             91 - 120 Days Delinquent                                                                             81
                             Over 120 Days Delinquent                                                                            155
                             Sub Total                                                                                         2,477
                             Repossesions (# of vehicles)                                                                        199
                             Total Number of Delinquencies and Repossesions                                                    2,676

                             $ Amount of Delinquency
                             31 - 60 Days Delinquent                                                                   28,451,822.09
                             61 - 90 Days Delinquent                                                                    4,033,996.53
                             91 - 120 Days Delinquent                                                                   1,193,400.83
                             Over 120 Days Delinquent                                                                   2,568,373.80
                             Sub Total                                                                                 36,247,593.25
                             Repossesions                                                                               3,300,778.39
                             Total Amount of Delinquencies and Repossesions                                            39,548,371.64

                             % of End Period Balance
                             31 - 60 Days Delinquent                                                                        1.5668 %
                             61 - 90 Days Delinquent                                                                        0.2221 %
                             91 - 120 Days Delinquent                                                                       0.0657 %
                             Over 120 Days Delinquent                                                                       0.1414 %
                             Sub Total                                                                                      1.9960 %
                             Repossesions                                                                                   0.1818 %
                             Total % of Delinquencies and Repossesions                                                      2.1778 %


                             Monthly Net Loss Rate:
                             Current Collection Period                                                                      0.0702 %
                             Preceding Collection Period                                                                    0.0664 %
                             Second Preceding Collection Period                                                             0.0617 %
                             Three Month Average                                                                            0.0661 %
                             Annualized Average Net Loss Rate                                                              0.07932 %


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


